Exhibit 99.1
Navitas Semiconductor Announces First Quarter 2024 Financial Results
•Q1 revenue up 73% year-on-year, driven by continued GaN adoption in mobile fast chargers and AI-based data centers, and SiC sales in EV, solar and industrial applications.
•New GaNSlim™ technology expected to advance GaN-based systems’ integration, ease-of-use, time-to-market, and manufacturability, which enable lower system costs compared to silicon-based solutions.

TORRANCE, Calif., May 09, 2024 — Navitas Semiconductor (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the first quarter ended March 31, 2024.

“I am very pleased with our first quarter revenue growth of over 70% from the prior year, despite an overall market slowdown,” said Gene Sheridan, CEO and co-founder. “Response to our latest technologies – GaNSafe™, Gen-3 Fast GeneSiC™ and now GaNSlim technology – has been impressive. Our customer pipeline – which has grown to $1.6 billion – shows that future demand for electrification and energy savings is stronger than ever.”

1Q24 Financial Highlights

•Revenue: Total revenue grew to $23.2 million in the first quarter of 2024, a 73% increase from $13.4 million in the first quarter of 2023.
•Loss from Operations: GAAP loss from operations for the quarter was $31.6 million, compared to a loss of $35.5 million for the first quarter of 2023. On a non-GAAP basis, loss from operations for the quarter was $11.8 million compared to a loss of $12.3 million for the first quarter of 2023.
•Cash: Cash and cash equivalents were $129.7 million as of March 31, 2024.

Market, Customer and Technology Highlights

•AI Data Center: Leading-edge GaNSafe and Gen-3 Fast GeneSiC technologies with unique system design-center solutions enable 3x increase in power capability to support AI-based data centers. Announcing 3 major design wins at the world’s largest power-supply companies, in combination with over 30 customer projects in development. In the coming quarters, we expect to power data centers at AWS, Azure, Google, Supermicro, Inspur and Baidu.
•EV: New 22 kW on-board charger (OBC) platform delivers up to 3x faster charging, 2x power density, 30% greater energy savings and 40% lighter weight relative to current solutions. Now engaged with over 160 EV-related customers across all major regions and increased total pipeline by over 50% since the $400 million reported in December.
•Solar / Energy Storage: Won 6 new designs across US, Europe and Asia for solar optimizers, micro-inverters, string inverters and energy-storage applications for 2025 ramp, with significant increase in pipeline.
•Home Appliance / Industrial: Latest, motor-optimized GaNSense™ half-bridge power ICs in over 15 customer developments. Gen-3 Fast GeneSiC and GaNSafe technologies are achieving rapid industrial adoption with over 25 customer developments.
•Mobile / Consumer: Over 20 new fast chargers added in the last quarter, taking the total released customer products to over 450, across all 10 of the top 10 mobile OEMs. New gen-4 GaN IC projects include Xiaomi launching another two smartphone models (Mi 14 Ultra and the
CIVI 4Pro) to support ultra-fast charging, and Lenovo with the ThinkBook 170W desktop 5-port charger and docking station.

Business Outlook

Second quarter 2024 net revenues are expected to be $20 million plus or minus $500 thousand. Non-GAAP gross margin for the second quarter is expected to be 40% plus or minus 50 basis points and non-GAAP operating expenses are expected to be approximately $21.5 million in the second quarter of 2024.

Navitas Q1 2024 Financial Results Conference Call and Webcast Information:

Date: Thursday, May 9th, 2024
Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 4587273
Live Webcast: https://edge.media-server.com/mmc/p/78qdfvis
Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com

Status of Form 10-Q

Our quarterly report on Form 10-Q for the period ended March 31, 2024 is due to be filed with the SEC on May 10, 2024. Although we currently expect to file the Form 10-Q by the deadline, it is possible that the filing may be delayed in the event we need additional time to complete our quarter-end financial reporting process and related auditor review relating to control processes in support of long-term stock-compensation plans. Regardless of any such delay, we expect that the financial statements in our Form 10-Q will be consistent in all material respects with the financial information reported in this press release.

Non-GAAP Financial Measures

This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP operating expenses, (ii) non-GAAP research and development expense, (iii) non-GAAP selling, general and administrative expense, (iv) non-GAAP loss from operations, (v) non-GAAP operating margin, and (vi) non-GAAP loss and loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses which are outlined in the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. All customer pipeline information constitutes forward-looking statements.
Customer pipeline is not a proxy for backlog or an estimate of future revenue, nor should it be considered as any other measure or indicator of financial performance. Rather, Navitas uses customer pipeline as a statistical metric to indicate the company’s current view of relative changes in future potential business across various end markets. Time horizons vary accordingly, based on product type and application. Actual business realized depends on ultimate customer selection, program share and other factors discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”

Cautionary Statement Regarding Forward-Looking Statements

This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of acquisitions on customer and supplier relationships, or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets and our customers’ ability to predict such demand, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs and the regulation of cross-border investments, particularly involving the United States and China; other regulatory developments in the United States, China and other countries; the impact of the COVID-19 pandemic or other epidemics on Navitas’ business and the economies that affect our business, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; and Navitas’ ability to protect its intellectual property rights.

These and other risk factors are discussed in the Risk Factors section beginning on p. 15 of our annual report on Form 10-K for the year ended December 31, 2023, as updated in the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents, we file with the SEC. If any of the risks described above, and discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in forward-looking statements. In addition, forward-
looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas

Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, celebrating 10 years of power innovation founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance / industrial, data center, mobile and consumer. Over 250 Navitas patents are issued or pending. As of August 2023, over 125 million GaN and 12 million SiC units have been shipped, and with the industry’s first and only 20-year GaNFast warranty. Navitas was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas Semiconductor, GaNFast, GaNSense, GaNSafe, GaNSlim, GeneSiC and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.
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Contact Information
Stephen Oliver, VP Investor Relations, ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended
	March 31,
	2024	2023
NET REVENUES	$23,175	$13,358
COST OF REVENUES (exclusive of amortization of intangibles included below)	13,660	7,873
OPERATING EXPENSES:
Research and development	20,229	17,394
Selling, general and administrative	16,087	19,058
Amortization of intangible assets	4,774	4,499
Total operating expenses	41,090	40,951
LOSS FROM OPERATIONS	(31,575)	(35,466)
OTHER INCOME (EXPENSE), net:
Interest income, net	1,682	903
Gain (loss) from change in fair value of earnout liabilities	26,199	(27,752)
Other income	83	11
Total other income (expense), net	27,964	(26,838)
LOSS BEFORE INCOME TAXES	(3,611)	(62,304)
INCOME TAX PROVISION	70	61
NET LOSS	(3,681)	(62,365)
LESS: Net loss attributable to noncontrolling interest	—	(518)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(3,681)	$(61,847)
NET LOSS PER SHARE:
Basic	$(0.02)	$(0.39)
Diluted	$(0.02)	$(0.39)
SHARES USED IN PER-SHARE CALCULATION:
Basic	179,779	156,792
Diluted	179,779	156,792

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended
	March 31,
	2024	2023
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$20,229	$17,394
Stock-based compensation expenses	(7,370)	(7,177)
Non-GAAP Research and development	12,859	10,217
GAAP Selling, general and administrative	16,087	19,058
Stock-based compensation expenses	(6,178)	(9,983)
Payroll taxes on vesting of employee stock-based compensation	(534)	(245)
Employee separation and transition	(275)	—
Settlement of commercial claim	(500)	—
Acquisition-related expenses	—	(1,252)
Other	(111)	—
Non-GAAP Selling, general and administrative	8,489	7,578
Total Non-GAAP operating expenses	$21,348	$17,795
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(31,575)	$(35,466)
GAAP operating margin	(136.2)%	(265.5)%
Add: Stock-based compensation expenses included in:
Research and development	7,370	7,177
Selling, general and administrative	6,178	9,983
Total	13,548	17,160
Amortization of acquisition-related intangible assets	4,774	4,499
Payroll taxes on vesting of employee stock-based compensation	534	245
Employee separation and transition	275	—
Settlement of commercial claim	500	—
Acquisition-related expenses	—	1,252
Other	111	—
Non-GAAP loss from operations	$(11,833)	$(12,310)
Non-GAAP operating margin	(51.1)%	(92.2)%
NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended
	March 31,
	2024	2023
RECONCILIATION OF NET LOSS PER SHARE
GAAP net loss attributable to controlling interest	$(3,681)	$(61,847)
Adjustments to GAAP net loss
Loss (Gain) from change in fair value of earnout liabilities	(26,199)	27,752
Total stock-based compensation	13,548	17,160
Amortization of acquisition-related intangible assets	4,774	4,499
Payroll taxes on vesting of employee stock-based compensation	534	245
Employee separation and transition	275	—
Settlement of commercial claim	500	—
Acquisition-related expenses	—	1,252
Other expense	28	—
Non-GAAP net loss	$(10,221)	$(10,939)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	179,779	156,792
Non-GAAP net loss per share (basic and diluted)	$(0.06)	$(0.07)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	March 31, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$129,682	$152,839
Accounts receivable, net	22,199	25,858
Inventories	33,176	23,166
Prepaid expenses and other current assets	6,024	6,619
Total current assets	191,081	208,482
PROPERTY AND EQUIPMENT, net	11,773	9,154
OPERATING LEASE RIGHT OF USE ASSETS	7,805	8,268
INTANGIBLE ASSETS, net	86,325	91,099
GOODWILL	163,215	163,215
OTHER ASSETS	7,690	5,328
Total assets	$467,889	$485,546
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$24,450	$26,637
Accrued compensation expenses	7,591	10,902
Operating lease liabilities, current	1,857	1,892
Customer deposit	8,074	10,953
Total current liabilities	41,972	50,384
OPERATING LEASE LIABILITIES NONCURRENT	6,307	6,653
EARNOUT LIABILITY	20,653	46,852
DEFERRED TAX LIABILITIES	1,040	1,040
Total liabilities	69,972	104,929
STOCKHOLDERS’ EQUITY:	397,917	380,617
Total liabilities stockholders’ equity	$467,889	$485,546